UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 6, 2005
(Date of Earliest Event Reported)
West Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-21771	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)
11808 Miracle Hills Drive, Omaha, Nebraska 68154
(Address of principal executive offices)
Registrant’s telephone number, including area code: (402) 963-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 1.01. Entry into a Material Definitive Agreement.
On October 6, 2005, West Corporation (the “Company”) entered into an Indemnity Agreement (the “Indemnity Agreement”) with Gary L. West and Mary E. West (the “Selling Stockholders”), in connection with the sale of 5,000,000 shares of the Company’s common stock by the Selling Stockholders, pursuant to the Underwriting Agreement described in Item 8.01 below.
The foregoing description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnity Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
Item 8.01. Other Events.
On October 6, 2005, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with the Selling Stockholders and Goldman, Sachs & Co., as representative of the several underwriters named in Schedule I thereto, in connection with the sale of 5,000,000 shares of the Company’s common stock by the Selling Stockholders, at a price per share of $35.00, less an underwriting discount of $1.40 per share. The Selling Stockholders are offering all of the shares and the Company will not receive any of the proceeds of the offering. The Selling Stockholders offered the common stock pursuant to a prospectus supplement and the accompanying base prospectus filed with the SEC pursuant to Rule 424(b)(5) of the Securities Act of 1933 in connection with a shelf takedown from the Company’s shelf registration statement of Form S-3 dated September 23, 2005 (File No. 333-127965).
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Indemnity Agreement, dated October 6, 2005, by and between West Corporation and Gary L. West and Mary E. West

1.2	Underwriting Agreement, dated October 6, 2005, by and among West Corporation, Gary L. West and Mary E. West and Goldman, Sachs & Co., as representatives of the underwriters listed in Schedule I thereto

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION
Dated: October 13, 2005	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

1.1	Indemnity Agreement, dated October 6, 2005, by and between West Corporation and Gary L. West and Mary E. West

1.2	Underwriting Agreement, dated October 6, 2005, by and among West Corporation, Gary L. West and Mary E. West and Goldman, Sachs & Co., as representatives of the underwriters listed in Schedule I thereto